SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On September 25, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 5, 2001            By: /s/ Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               September 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

IA1        69,664,201.00       46,802,225.89     5,147,278.09      170,008.70     5,317,286.79     0.00    0.00     41,654,947.80
IIA1       66,945,859.00       45,571,548.74     3,558,577.82      256,401.60     3,814,979.42     0.00    0.00     42,012,970.92
IIP           399,708.55          238,025.64        39,335.83            0.00        39,335.83     0.00    0.00        198,689.81
IIIA1      42,953,236.00       26,811,920.14     2,606,506.22      100,681.83     2,707,188.05     0.00    0.00     24,205,413.92
IIIP        4,168,734.24        2,753,090.62       199,160.99            0.00       199,160.99     0.00    0.00      2,553,929.63
AR1               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
AR2               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
AR3               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
B1         11,634,715.00       11,634,715.00             0.00       77,462.84        77,462.84     0.00    0.00     11,634,715.00
B2          6,576,147.08        6,576,147.08             0.00       46,450.70        46,450.70     0.00    0.00      6,576,147.08
TOTALS    202,342,900.87      140,387,673.11    11,550,858.95      651,005.67    12,201,864.62     0.00    0.00    128,836,814.16

IA2        69,664,201.00       46,802,225.89             0.00      199,067.35       199,067.35     0.00    0.00     41,654,947.80
XI          1,828,693.15        1,228,558.43             0.00        7,628.60         7,628.60     0.00    0.00      1,093,442.38
XII         9,861,518.91        6,822,190.44             0.00       45,157.70        45,157.70     0.00    0.00      6,327,412.30
IIIA2      42,953,236.00       26,811,920.14             0.00       97,164.56        97,164.56     0.00    0.00     24,205,413.92
XIII          474,612.22          315,138.94             0.00        2,325.42         2,325.42     0.00    0.00        282,225.28
XB1         1,071,804.05        1,071,804.00             0.00        7,173.07         7,173.07     0.00    0.00      1,071,804.00
XB2           195,405.00          195,405.00             0.00        1,387.01         1,387.01     0.00    0.00        195,405.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1       671.82606300        73.88698953      2.44040264       76.32739217     597.93907347           IA1               4.680000 %
IIA1      680.72244379        53.15605585      3.82998447       56.98604032     627.56638794           IIA1              6.800000 %
IIP       595.49799473        98.41127992      0.00000000       98.41127992     497.08671481           IIP               0.000000 %
IIIA1     624.21187870        60.68241797      2.34398707       63.02640504     563.52946074           IIIA1             4.580000 %
IIIP      660.41403973        47.77493084      0.00000000       47.77493084     612.63910889           IIIP              0.000000 %
AR1         0.00000000         0.00000000      0.00000000        0.00000000       0.00000000           AR1               9.784048 %
AR2         0.00000000         0.00000000      0.00000000        0.00000000       0.00000000           AR2               9.784048 %
AR3         0.00000000         0.00000000      0.00000000        0.00000000       0.00000000           AR3               9.784048 %
B1      1,000.00000000         0.00000000      6.65790610        6.65790610   1,000.00000000           B1                8.207329 %
B2      1,000.00000000         0.00000000      7.06351294        7.06351294   1,000.00000000           B2                8.707329 %
TOTALS    693.81071689        57.08556564      3.21733882       60.30290446     636.72515125

IA2       671.82606300        0.00000000       2.85752721        2.85752721     597.93907347           IA2               5.104048 %
XI        671.82317055        0.00000000       4.17161294        4.17161294     597.93649908           XI                8.000000 %
XII       691.79915409        0.00000000       4.57918303        4.57918303     641.62654432           XII               8.000000 %
IIIA2     624.21187870        0.00000000       2.26210104        2.26210104     563.52946074           IIIA2             4.420000 %
XIII      663.99246947        0.00000000       4.89962100        4.89962100     594.64393900           XIII              9.000000 %
XB1       999.99995335        0.00000000       6.69251996        6.69251996     999.99995335           XB1               8.250000 %
XB2     1,000.00000000        0.00000000       7.09812953        7.09812953   1,000.00000000           XB2               8.750000 %
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               September 25, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 64,098.74
                Group 2 Scheduled Principal                                                100,843.94
                Group 3 Scheduled Principal                                                 59,432.26

                Principal Prepayments
                Group 1 Principal Prepayments                                            4,889,761.37
                Group 2 Principal Prepayments                                            3,215,131.30
                Group 3 Principal Prepayments                                            2,445,900.84

                Curtailment
                Group 1 Curtailment                                                         51,751.82
                Group 2 Curtailment                                                        151,301.43
                Group 3 Curtailment                                                        111,502.79

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     549,260.06
                Group 2 Gross Interest                                                     490,893.83
                Group 3 Gross Interest                                                     301,197.16


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                              0.00

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    53,692,121.67
                Group 2 Beginning Collateral Balance                                    52,470,132.23
                Group 3 Beginning Collateral Balance                                    34,225,425.84

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       48,544,843.58
                Group 2 Ending Collateral Balance                                       48,872,218.58
                Group 3 Ending Collateral Balance                                       31,419,758.63

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                        22,371.72
                Group2 Servicing Fee                                                        49,403.81
                Group3 Servicing Fee                                                        16,499.72

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               September 25, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance     Percentage

               1 Month                   11            323,697.29          0.67 %
               2 Month                    1             24,555.09          0.05 %
               3 Month                    5            173,862.43          0.36 %
                 Total                   17            522,114.81          1.08 %

                         Group 2
                Category              Number        Principal Balance     Percentage

               1 Month                    8            195,299.74          0.40 %
               2 Month                    0                  0.00          0.00 %
               3 Month                    3             38,266.57          0.08 %
                 Total                   11            233,566.31          0.48 %

                         Group 3
                Category              Number        Principal Balance     Percentage

               1 Month                   10            561,020.95          1.79 %
               2 Month                    1             25,947.48          0.08 %
               3 Month                    3             87,019.73          0.28 %
                 Total                   14            673,988.16          2.15 %
                         Group Totals

                Category              Number        Principal Balance     Percentage

               1 Month                   29          1,080,017.98          0.84 %
               2 Month                    2             50,502.57          0.04 %
               3 Month                   11            299,148.73          0.23 %
                 Total                   42          1,429,669.28          1.11 %



                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 2
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 3
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                      Group Totals
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               September 25, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                      1,288,368.21

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                             1,169.89
                  Loss Mitigation Fee                                                       584.95
                  Pool Insurance Fee                                                    197,327.91
                  Special Hazard Fee                                                     18,484.38
                  Certificate Insurer Premium                                             2,453.80

                                      -9-



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